ChinaNet Online Holdings, Inc.

(Nasdaq:CNET)

2014 Corporate Presentation

www.chinanet-online.com

Safe Harbor Statement

This presentation contains certain "forward-looking statements" relating to the business of ChinaNet Online Holdings, Inc., ("ChinaNet" or the "Company"), which can be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "estimates" or similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, including business uncertainties relating to government regulation of our industry, market demand, reliance on key personnel, future capital requirements, competition in general and other factors that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on ChinaNet's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting ChinaNet will be those anticipated by ChinaNet. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. ChinaNet undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Table of Contents

Investment Summary

Ticker Symbol	NASDAQ: CNET
Fiscal Year	December 31
Stock Price （as of market close on September 12, 2014）	$0.88
Shares Outstanding - common shares	22.42M
Market Capitalization （as of market close on September 12, 2014）	$19.73M
Management Ownership	35%
Revenue Q2 2014(unaudited)	$10.36M
Net loss attributable to ChinaNet Online Holdings, Inc. Q2 2014 (unaudited)	$1.33 M

Online 中网在线

Overview of ChinaNet

The Best Sales Lead Generation Company for SMEs in China

Company Profile


Online
中网在线

Head office: Zhongguancun Beijing

Founded: 2003

U.S. Legal Counsel: Loeb & Loeb LLP

P.R.C. Legal Counsel: Han Kun Law Offices

Auditor: Marcum Bernstein & Pinchuk LLP

U.S. Investor Relations: MZHCI LLP

Website: www.chinanet-online.com

Online 中网在线

Executive Summary

Simple integrated business model with unique sales leads generation technology to provide small and medium sized businesses sales leads by collaborating internet traffic flows and traditional message flows from all resources in a cost-effective and time efficient system. While providing sales leads to businesses to directly reach target customer, we also start to extend our service to help them build and manage their sales in a cost-competitive approach.

ChinaNet

One-stop turn key solution for SMEs

We focus on the sales leads generation with one-stop value-added services (VASs) utilizing cloud-based technology to help SMEs reach, build and manage their sales.



Sales Search & Reach
SNS
Digital Advertising & Marketing
Sales Building
Brand Management
Sales Building
Sales Managing
Management Tools

Revenue Model

Our core service is to sell daily based real-time sales leads to small and medium business (SMEs) in China and help them reach their sales with lower cost and shorter time, while extending our service to help SMEs to build and manage their sales.

The real-time sales leads are generated by means of Omni-channel advertising and marketing, including internet (e.g., SEO, SEM, blogging, Internet alliance, etc.), mobile internet, TV, newspaper, magazines, email, instant messengers (e.g. QQ), and so forth.

Sales Leads Generation

（Core business）

- Pay per leads (PPL);
- Membership fee (MF);
- Other value added services (VAS);
- Other media services, e.g. TV and Paper medias

Sales Building

（Value-added, Expanding)

- Revenue sharing on offline sales channel building, pay per sales (PPS);
- iMAP brand management solutions;

Sales Management

（Value-added, Developing）

- Revenue per usage volume;
- Point of sales (POS）;
- 4P integrated sales system

Online 中网在线

Core Service with Extended VAS

SNS, A&M, BMSCB and Management Tool



Sales Leads Generation
Sales Building
Sales Management
SNS
A&M
BMSCB
Management Tool
CHUANGYE.com
微麦360
中国连锁网
www.LianSuo.com
28商机网
搜易网
致富网
精品联展
IMAP品牌咨询
uma 智朗
Zhao Shang Ke
招商客
4P新行销
EIP+Portal+APP+POS管理系统
慧眼智能招商管理系统
All-Angle Incremental Service

Global Perspective and Insight into the SMEs Industry

China
Beijing
Shanghai
Quanzhou
Guangzhou
Wuhan
Hefei
Taiwan



In a target market of 4 million micro to small and medium sized businesses, we will focus on pursuing 10,000 clients until 2015. We will attempt to expand our client base to 100,000 before 2020. Currently, we have approximately 1,000 clients.

International and Highly Educated Team


5%
25%
Management
25%
Technology support and R&D
Sales and marketing
15%
Finance, HR & Administration
Operations and support
30%

- Total number of employees : 449;
- 95% with a bachelor degree or above;
- 20% a master degree or above.

Online 中网在线

Multi-Professional Team

Strategic_Design_Reach_Engage_Technology



Online 中网在线

Handong Cheng

Chairman and Chief Executive Officer



Recent work

Since ChinaNet Online Holdings, Inc. successfully listed in Nasdaq in 2010, Mr. Cheng presides over the work of the Board of Directors, and is responsible for the guidance and monitoring of the company's strategic planning, positioning, M&A and other important matters.

Work experience

As the founder of ChinaNet, Mr. Cheng has been serving franchise industry and advertising media industry for more than 10 years. In 2003, he participated in the establishment of Beijing CNET Online Advertising Co., Ltd. and Business Opportunity Online (Beijing) Networking Technology Co., Ltd. (www.28.com) and engaged in operational, administration and management area. Under Mr. Cheng's leadership, ChinaNet as a provider with network technology solutions, media services and marketing service, has developed into a pioneer in the industry.

Personal Background

Mr. Cheng received a Law Degree from Wuhan University in 1993, and Executive Master of Business Administration from Guanghua Management School, Peking University, Beijing, China.

In 2006, he won the title of "Top Ten China Planning Figures" of China Planning Association as well as "China Internet Annual Innovation People of the Year". He also has been elected as a member in Internet Council in 2007.

George Chu

Executive President and Chief Operating Officer



Recent work

Mr. Chu, currently Chief Operating Officer of ChinaNet and Secretary of the Board, has overall responsibility for the Group's strategic development, market expansion, senior management, capital operation and investor relations.

Work experience

Mr. Chu joined ChinaNet in May 2010. Prior to joining ChinaNet, Mr. Chu served as the head of the Beijing and Hebei operations for Dachan Food (Asia) Ltd. At Dachan, Mr. Chu also acted as chairman special assistant and was instrumental in the initial public offering of Dachan, Previously, Mr. Chu served as a business advisor to the Chinese Aviation and Space Industry Development Association (CASIDA) in Taipei, and as a senior portfolio manager for asset management at the Royal Bank of Canada Financial Group.

Personal Background

Mr. Chu received a Bachelor of Business Administration degree, majoring in accounting & management information systems, from Simon Fraser University, British Columbia, Canada and is expected to receive his EMBA degree this year from Guanghua Management School, Peking University, Beijing, China. He also has completed MBA and leadership education program and executive educations at Harvard Business School. At the same time, has the following status and qualification: CPA, MFDA, IDA, CPH, CSC.

Financial Data

Income Statement

	Year Ended December 31,			Six Month Ended June 30,
	2011 US$('000)	2012 US$('000)	2013 US$('000)	2014 $('000) (unaudited)
Sales	28,731	46,600	30,293	15,544
Cost of sales	(12,027)	(31,558)	(16,563)	(12,487)
Gross profit	**16,704**	**15,042**	**13,730**	**3,057**
Selling and marketing expenses	(3,506)	(2,683)	(2,574)	(2,095)
General and administration expenses	(7,904)	(6,030)	(7,691)	(2,009)
Research and development expenses	(2,132)	(1,819)	(1,995)	(892)
Operating income/(loss)	**3,162**	**4,510**	**1,470**	**(1,939)**
Other income/(expenses)	654	(573)	(937)	(33)
Tax expenses	(1,035)	(529)	(816)	(120)
Net income/(loss)	**2,781**	**3,408**	**(283)**	**(2,092)**

ZW Online 中网在线

Balance Sheet

	As of December 31,			As of June 30,
	2011 US$('000)	2012 US$('000)	2013 US$('000)	2014 $('000) (unaudited)
Cash and cash equivalents (including term deposit)	10,695	8,840	6,909	6,166
Accounts receivable, net	4,444	8,486	7,673	5,169
Other receivables, net	3,631	3,103	4,299	2,603
Prepayment and deposit to suppliers	15,360	14,596	14,692	18,041
Investment in and advance to equity investment affiliates	1,396	959	845	781
Prepayment and deposit – long term	-	-	2,453	3,281
Property and equipment, net	1,902	1,636	1,057	875
Intangible assets, net	8,151	7,167	6,015	5,447
Goodwill	10,999	11,083	11,450	11,368
Total assets	**57,282**	**56,918**	**56,834**	**55,280**

Balance Sheet

	As of December 31,			As of June 30,
	2011 US$('000)	2012 US$('000)	2013 US$('000)	2014 US$('000) (unaudited)
Total liabilities	**9,728**	**12,073**	**11,809**	**12,611**
Preferred stock and Common Stock	22	22	22	22
Additional paid-in capital	20,747	20,008	19,870	19,887
Statutory reserves	2,117	2,296	2,602	2,602
Retained earnings	16,688	19,505	18,965	16,966
Accumulated other comprehensive income	2,132	2,393	3,689	3,407
Noncontrolling interest	5,848	621	(123)	(215)
Total equity	**47,554**	**44,845**	**45,025**	**42,669**

Cash Flows Statement

	Year Ended December 31,			Six Months Ended June 30,	
	2011 US$('000)	2012 US$('000)	2013 US$('000)	2014 US$('000) (unaudited)	2013 US($('000) (unaudited)
Net cash provided by (used in) Operation Activities	(603)	5,028	2,756	(944)	(20)
Net cash provided by (used in) Investing Activities	(6,084)	(9,919)	(5,733)	(471)	(2,140)
Net cash provided by (used in) Financing Activities	1,482	(385)	807	717	-
Effect of exchange rates changes	310	64	129	(21)	69
Net Change in Cash & Cash Equivalents	**(4,895)**	**(5,212)**	**(2,041)**	**(719)**	**(2,091)**

Growth Factors

Macro economic environment and the characteristics

Macro Growth Factors

China economy transition

The pace of urbanization continues, the franchise industry will be entering a high-growth period

China economy growth

SMEs continue to increase (at least 2 to 3 times growing space), business demands are constantly growing

Increasing penetration of the internet

Growing space of the internet penetration rate drives the expansion of the internet advertising & market scale, especially the growth on mobile advertising

China's transformation to tertiary industry

Service and franchise demands will rapidly grow.

From 2014, the estimated CAGR will be 10-12% in the next 5 years

The Number of SMEs in China


2004-2013 SMEs Overall Number
(including self-employed businesses)
60.0
50.0
40.0
30.0
20.0
10.0
0.0
26.2
28.4
31.5
34.5
37.5
40.4
43.6
46.7
50.1
56.1
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Total number of SMEs in China (Million)

In 2013 SMEs represented over **94%** of the total number of enterprises and contributed over **60%** of the national GDP

Source：iResearch inc research report 2010, National Statistic Bureau

Online 中网在线

The Growth of SMEs in China

Estimating that SMEs have 2.3-5.6 times growth rate

1. Italy is known to have the most SMEs in the world. In Italy, every 8 people has 1 SMEs.
2. In U.S.A., every 12 people have 1 SMEs.
3. In Taiwan, every 20 people have 1 SMEs.
4. In China, every 45 people have 1 SMEs.



Population/ number of enterprise
45 people
2.3 times
3.8 times
5.6 times
20 people
12 people
8 people
Italy
USA
Taiwan
China

Major Challenges to SMEs

SMEs Development Questionnaire 2014


Annual sales increase over 30%
12%
Undeveloped sales channel
48.84%
Keen Market competition
58.08%
Insufficient order received
23.74%

Most of the SMEs have difficulties in building up an effective sales channel, and

ChinaNet can help them

Source：State Administration for Industry & Commerce of the People's Republic of China, March 2014

Internet Advertising – Most Influential Media

Internet is already the largest media for advertisements. It can provide the most effective information spread across the community with a much lower cost comparing to traditional media.


Comparison of Time Spent on Media in 2009 & 2013
Internet
83.5%
67.8%
TV
9.1%
22.4%
Newspaper
2.6%
3.8%
Outdoor Media
1.9%
2.7%
Radio
1.6%
2.1%
Newspaper
1.1%
1.2%
0%
20%
40%
60%
80%
2013年（%）
2009年（%）


China Online Advertising Revenue and Forecasts 2006-2016
400
300
200
100
0
48.4%
74.6%
60.4%
24.0%
54.4%
57.6%
46.8%
36.0%
34.0%
26.4%
19.2%
6.1
10.6
17.0
21.1
32.5
51.3
75.3
102.4
137.2
173.4
206.8
2006
2007
2008
2009
2010
2011
2012
2013e
2014e
2015e
2016e
Revenue (bn Yuan)
% Growth rate

（Source：iResearch inc research report 2014）

Online 中网在线

Significant Growth in Mobile Marketing


China Mobile Marketing Revenue 2010-2017
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
2010
2011
2012
2013
2014e
2015e
2016e
2017e
Revenue(bn Yuan)
% Growth

ChinaNet is also providing value-added service on the mobile marketing solution

（Source：iResearch research report 2014）

What Does ChinaNet Do

Services and Online-platforms of ChinaNet

Unique Integrated One-stop Service

Sales reaching, building and managing



Self-owned
Collaboration
Input
Input
Output
Core Service
Value-added Service
Entrepreneurial Pioneers
创业先锋
Official Weibo
Mobile APP
Portal
sina新浪
Search Engine
Bai du百度
Newspapers and Magazines
中国企业家
TV Media
CCTV 2 财经
连锁网
创业网
28商机
致富网
搜易网
Sales Leads
Brand Management
IMAP 品牌咨询
招商客
Channel Building
Information Analysis
Screening Assessment
Precise Matching
Contract Execution
Successful Signing
Business management

Omni-Channel Integration

Digital advertising and marketing on all channels



全方位
营销
平面
电视
电台
O2O店面
展会
产业交流
会议
平面媒體
Internet
(基本)
Internet
(社群)
Mobile
(Internet)
Mobile
(App)

Real-time 1:1 Sales Leads

Help:
Allocating advertising and marketing resources effectively on all available channels

Produce:
Real-time feedback, real-time sales leads, real-time sales

Analysis:
Sales leads effective rate and cost-price analysis

Result:
SMEs find real sales customers
Customers find the needed business to invest or product to buy

Omni-Channel Sales Leads Generation


Bai du 百度
CCTV 2
财 经

Multiple Sources of data inflow

User database build up and processing

Customized sales leads generation



Liansuo.com

Premier (medium to large) business advertising and marketing portal

www.liansuo.com

Premier and Larger Business/Franchise Listing

Liansuo.com is a web portal, under A&M platform, collecting premier franchise or similar business opportunity globally. We echo our premier management ideas for SMEs on a membership service basis, while providing entrepreneurs convenient methods to find their suitable franchise or other business opportunity.

Our premier franchise or other forms of business opportunity include companies with State Franchise Certificate, Member of China Chain Store & Franchise Association, International franchise, Taiwan franchise, public company franchise and some new franchise. Together, they are an encyclopedia with a variety of high-quality of business opportunities. Users can divide and research different elite business opportunities according to its specialties and start business with certainty.

Liansuo.com

Premier (medium to large) business advertising and marketing portal



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Sales lead management system for premier business


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Sales lead management system for premier business



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28.com and SOOE

Small to small-medium business sales leads generation portal

www.28.com

www.sooe.cn

Small to Small-Medium Business Portal

28.Com and SOOE's core product includes Gold Digging (Taojin) list and other value added services, including news/media marketing, media leveraging, internet information management, SEM (also available to other portals) and others to assist small and medium to expand their businesses throughout China, with an average independent daily IP visit of 1M, 1,400th ranking by Alexa globally and 420 domestically, while generating over 10,000 qualified sales leads (PPL) daily.

28.com and SOOE

Small to small-medium business sales leads generation portal



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姓名: 成任坤
电话: 18825781063
还款周期: 3年以上
贷款金额: 5-10万
所在地: 广西.蒙山县.蒙山县.
贷款方式: 信用
个人收入 其他 — 5000
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留言内容:
留言时间: 2014-09-23 14:01:39
姓名: 成任坤
电话: 18825781063
还款周期: 2-3年
贷款金额: 3-5万
所在地:
贷款方式: 信用
个人收入 其他 — 5000
个人职业: 其他
是否使用信用卡: 未使用信用卡
留言内容: 有兴趣开一个店，请寄资料或给我打电话。 详细研究过您们的项目，想加入，请来电。 请尽快将详细投资方案和其它资料寄给本人。
留言时间: 2014-09-23 13:56:36
姓名: 牛瑞
电话: 18234956842
还款周期: 2-3年
贷款金额: 5-10万
所在地:
贷款方式: 信用
个人收入 其他 — 1000
个人职业: 其他
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留言内容: 有兴趣开一个店，请寄资料或给我打电话。
留言时间: 2014-09-23 13:56:31
姓名: 李秀云
电话: 15834018443
还款周期: 2-3年
贷款金额: 10-50万
所在地: 山西省.娄烦县.娄烦县.
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个人职业: 个体经营
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留言内容:
留言时间: 2014-09-23 11:16:28

ZW Online 中网在线

Zhifuwang.cn

Clever cloud optimizer - search engine optimization system

致富网

zhifuwang.cn

www.zhifuwang.cn

Clever Cloud Optimizer- Search Engine Optimization System

Clever Cloud Optimizer is an automated price adjustment platform developed internally by ChinaNet's technical team that allows users to optimize their online search advertising campaigns. Based on Google's AdWords and Baidu's search promotion application programming interface (API), Clever Cloud Optimizer helps users manage large, complex online search accounts and campaigns more efficiently. In addition, businesses can use this value-added tool to analyze customer's search history in order to run more targeted sales promotions.

Chuangye.com

Community for entrepreneurs

CHUANGYE 创业网 .com

www.chuangye.com

A platform focuses on LINKING entrepreneurs & PROVIDING services to entrepreneurs.

Social Network Services Information Platform's core purpose is to LINK&SERVE the entrepreneurs and provide business information for owners of small to medium business. The network covers the users of all business stages. They can share their opinions, thoughts, entrepreneurial experience, resources as well as success. It is the result of the power of entrepreneurship and social networking. Through information exchange, we aim to create an honest business platform, gathering the most and the best business entrepreneurs in China.

Chuangye.com

Community of entrepreneurs


首页
项目加盟
生意转让
找投资
口碑榜
先锋榜
登录
立即注册
CHUANGYE 创业网 .com
首页
打 听
已有10,654,840人使用打听，90%以上的人通过打听提高了加盟成功率！
5D电影 引爆千万财富神话
2013年热点投资创业项目
【揭秘】招商加盟八大骗局
"特许经营" 加盟骗局揭秘
创业者如何获得VC的青睐？
盘点成功创业的十个公开秘密
凤姐：网络红人真实创富人生
身临奇境5D影院考察报告
【关注】女性创业注意事项
【对话】我为什么要创业？
中国好餐饮创业大讲堂
暨安徽十大品牌餐饮推介会
为创业者插上成功的翅膀
最新项目
免费发布
2013汽车美容店加盟排行榜
创业网：加关注 61.3万
1万以下 1万-10万 10万-20万 20万-50万 50万以上
微博招加盟排行榜
1、京城左岸男士美容SPA
2、全城寻味
4、快乐星汉堡
5、一生挚爱
白富美
钟爱的产品

Micro-Sell 360:

SNS mobile sales+marketing system for e-commerce platforms, like Taobao & Amazon

- Content presented in theme discussion and activities

- Associate customer accounts with star accounts or opinion leader accounts and implement viral transmission
- Supported by the accurate analytical system


Communication point 交流
Connection point
Conversion point
Selling point
微麦360

- Connect with enterprise websites and E-commerce websites
- Transform sales information to interactive contents and circulate advertisements

- Utilize the Wechat-centered SNS platforms and interact with target consumer groups

One-stopped Sales Building and Management Service

Help expanding and managing sales channels for SMEs



Brand Development & Management
Sales Building
Management Tools (Standardization)

iMAP-professional brand management and promotion team	Zhaoshangke-Expert of building sales channel in China	Cloud-Cloud channel management system
Commercialization, brand optimization and standardization, help enterprises build branding in technology way.	Matching the data with the entrepreneur center, provide information and opportunities for enterprises to select the finest participators for their business.	Help SMEs to manage their consumer database and supplier database, and support the promotion activities, further facilitated the sales and marketing activities across their sales channel through the system.

Building: ZHILANG（iMAP-AUMA）

Customer's professional business opportunities and brand consultant

iMAP-αUMA

iMAP is a brand consulting centre located in Quanzhou, China. It helps clients build up its brand name and public awareness. It is to obtain talented brand building and design staff from Taiwan and Hong Kong and provide high quality service to clients in southern-east China, and later across key manufacturing region in China.

iMAP-AUMA

Customer's professional business opportunities and brand consultant

- Advantages measurement of enterprise development
- Business model review
- Competitive Analysis
- Visual asset test
- Report of opportunity and discover
- Brand positioning



探索 Investigation
模式化 Modulization
iMAP
推广 Promotion
应用设计 Application & design

- Brand Identity Design
- The brand visual specification manual
- The store design specification manual
- The sales process specification manual
- Senior corporate training courses
- Brand recognition perform Training
- Brand culture training of internal employee

- Product packaging design
- Model shop design
- Brand, product promotional materials design
- Channels promotion supervisory and management consultation

- Network media agency services
- Enterprise-level brand image campaign
- New products launching activities
- Store promotions
- Planning and implementation of activities
- Cross-industry alliance

Online 中网在线

Building: zhaoshangke.com

Screenshot of zhaoshangke homepage



Zhao Shang Ke
招商客
让企业渠道建设更快、更准、更省、更优!
咨询热线:010-57266323
人才招聘
首页
渠道建设
招商咨询
服务团队
媒介资源
品牌博览基地
客户案例
如何合作
快速建立营销渠道
每年新增数百加盟商、经销商
快
FAST
招商客公司介绍
招商客新闻动态
经典案例展示
iCarus

Online 中网在线

Management Tools: Wisdom Eye

Omni-channel CRM system platform

Wisdom Eye Customer Management Platform

Wisdom Eye is a customer management system specially designed for franchise entities. The system provides a platform for management to monitor their advertising efficiency, customer relationship and sales team performance. It is the one tool that can help management to make the right decision and keep the sales growth.

Wisdom Eye

Omni-channel customer relationship management


客户关系管理系统
Customer relationship management system
客户管理
添加客户
分配客户
导入客户
刷新

Customer Relationship Management

- All-round customer service management
- Customer value quantification
- Customer life-cycle management
- Help corporation be more competitive

Wisdom Eye

Omni-channel advertising effectiveness management

Advertising Effectiveness Management



中网慧眼
1
1 : 14.4
2
1 : 12
3
1 : 7.8
4
1 : 4.5
5
1 : 3.6
1 : 8.89

- Unify media input-output data
- Advertising effectiveness
- Monitoring advertising performance
- Support management decision making

Online 中网在线

Wisdom Eye

Omni-channel sales team performance management system


中网慧眼
2014年
1
1:9.81
2
1:7.49
3
1:6.07
4
1:5.02
5
1:4.71
6
1:4.56

Sales Team Performance Management

- Transparent evaluation
- Monitoring the complete sales process
- Improve working efficiency

Management Tools: 4P Integrated Marketing





- Headquarter system management
- Inventory system
- Membership management system
- Multiple cash flow

- Corporate image
- Group buying discount
- Joining the franchise
- Online booking


EIP
Portal
APP
POS



- Mobile ordering (iPhone/iPad/Android)
- Push message
- Marketing activities
- QRCODE
- LBS



- Marketing analysis
- Marketing activities
- Inventory management
- Headquarter monitoring

How ChinaNet Competes

Competitive advantage with rivals

ChinaNet Digital Marketing Methodology



Highlight product advantages
Promote product sales
Use of advertising
Strategy
Designed to create the appropriate network products to help Marketing;
Improve product awareness
Increase brand awareness Reputation and media exposure
Improve product reputation
Event Marketing
Peer competition Pressure
Product channel pressure
Brand Product User
Old brand pressure
The pressure of public opinion
Consum er pressure
The pressure of the new
Public Relations
To matching the precision and viscosity customers after customer market strategy
To strengthen user adhesive degree
To enhance users' communication and access to Internet users participation，
Pay attention to user communication
Activity Marketing
Network Marketing
Word of mouth among users,
Create brand awareness while shaping reputation
Establish brand image

Online 中网在线

Competitive advantage - Creating Entry Barrier

Big data analysis

Advanced Data Sorting Tools

- Understand our users' need, market changes and trends

Advertising Effect Monitoring and Supervision

- Providing user analysis, source analysis user behavior analysis, advertising effect analysis, visit target effect analysis and other data analysis

Lower Cost of Advertising and Marketing

- Using API from Baidu, and AdSense API from Google decreased 30% of our price bidding promotion cost



Competitive advantage: Creating Entry Barrier

Strategic cooperation with major search engines

Strategic Contracts with Major Search Engines

- US$29 million framework contract with Baidu for 2014

Strategic Development with Search Engines will create competitive advantage

- Lower cost in advertising
- Enjoy the technology and visitor resources from the search engines



320034.86

Online 中网在线

Competitors and Associated Websites

As of 2014.08.20

Classification	Web Portal	IP (Daily avg.)	PV (Daily avg.)	ALEX Ranking	Baidu Index	Attraction Index
ChinaNet	28.com（2003）	678,000	8,000,400	1,333	1,597	11.8
	Liansuo.com（2011）	114,000	1,824,000	5,616	160	16
	Chuangye.com （2011）	2,400	3,600	995,201	5,459	1.5
	Sooe.cn (2011)	3,600	3,600	325,216	137	1
Direct Competitor	78.cn	342,000	1,333,800	3,644	1,711	3.9
	3158.com	8,400	28,560	77,468	302	3.4
	Jiameng.com	768,000	11,750,400	1,342	411	15.3
	Jmw.com.cn	330,000	5,247,000	2,649	752	15.9
	51jam.com	33,600	265,440	23,311	178	7.9
Potential Competitor	Entrepreneur	2,058,000	4,301,220	629	1,532	2.09
	Alibaba（entrepreneur）	10,860,000	71,350,200	66	145,366	6.57

Note: The IP and PV of Alibaba is consolidated, including entrepreneurial channels

Competitor Positioning and Revenue Model

Type	Website	Revenue Model	Positioning or target
ChinaNet	28.com	Advertising, contest price promotion	AD exhibition platform
	Liansuo.com	Advertising, member ship, contest price promotion	Quality SMEs internet marketing and advertising portal
	Chuangye.com	TBA	Entrepreneurial SNS
	Zhaoshangke	Outsourcing investment	Expert of building channel
Direct competitors	78.com	Advertising	Investment Ad and Information Corner
	3158.com	Advertising	Ad exhibition platform
	Jiameng.com	Advertising	Franchise portal
	Jmw.com	Advertising	Franchise portal
	51jam.com	Advertising	Franchise portal
Potential competitors	Entrepreneur	Magazine, activities, advertising	Entrepreneur and VC' s information platform
	Alibaba	Advertising, collaboration with other entrepreneur sites	Entrepreneur platform

Online 中网在线

Comparative Analysis of Competitive Strength

Item / Name	ChinaNet	Comparison
Brand and the strength of the company	• US Public-Listed company with strong financial strength, brand value and good business reputation • Nominated as *Deloitte Touche Tohmatsu Limited's ("DTTL') 2011 Technology Fast 500 Asia Pacific Rankings*	• Not- listed companies, the weaker brand value
Most experienced business and operation professionals	• Practical operational experience with managing 56 branded small business in a variety of industries • The key management personnel has more than 10 years of successful experience	• Started up as consulting industry, and operational time is short • Business experience is less, unable to find the end customer
Market model	• The first brand expo park, creating branded business opportunity shopping mall • Save entrepreneurs time and money	• No template the market • Entrepreneurs need to spend a lot of time and expense to examine the model of the market
Business review mechanism	• Rigorous business review mechanism, on a very selective basis and regulation • Ensure the quality partnerships, e.g. franchise	• Mix of good and bad business, does not undergo a rigorous review • Potential lead to a sharp decline in the survival rate of a franchise
Self media resources	• 3 self-owned website with average daily IP visit of 458,520 • Daily PV of 5,870,640, attractive index of 30, which is 7.5 times of our competitors	• Four websites with daily IP visit of 18,360 • Diaily PV of 44,280, attractive index of 4

ZW Online 中网在线

(Source: House of webmaster)

Comparative Analysis With Peers in USA

Item / Name	ChinaNet	Marketo (NASDAQ:MKTO)	Exact Target
Market location	China	USA & International	USA
Products	• Sales leads generation • Marketing channel review, supervision and management • Sales channel building • Management system building	• Sales leads generation • Marketing channel management software • Customer behavior analysis • Marketing event management	• Sales lead generation • Customer information analysis and management • Customer management interface
Channels	Phone, Web, Social, Mobile App, In person & virtual events, TV, Bank Kiosk, Search engines, Display ads	Email, Mobile, Social, Web, Direct mail, Display ads, In-person & virtual events, Search engines	Email, Social, Web, Mobile, Ads
Target customers	Mainly focus on small and medium sized business in different industries	Enterprises of all sizes in different industries	Enterprises of all sizes in different industries
2013 Turnover	US$30 million	US$ 95.9 million	N/A
Customer No.	1000	3300	N/A
Strategic position	Strategic partner and incubator for growing and start-up Enterprises, 1-1 marketing message	Complete and automation solution for relationship management	Deliver 1:1 marketing message to the enterprises

Innovative and Exclusive Media Resources

Some of the TV and print media strategic partners

- Thousands of online media resources, over 500 newspaper and magazine medias
- Rich TV media resources；

Innovative and Exclusive Media Resources

Some of the online strategic partners

- Advertising on Baidu, as well as other sites Keywords, SEO, streaming audio / video, soft paper and so on, the spending has been well over millions per year;

Illustration of Clients

Well known and high quality customers from different industries

KENJMI Leather Goods

Lolita Makeup & Accessories

Liqing DaBieShan Goose Hotpot Restaurant

Kappa

Abaco

FengBoZhuang Restaurant

SUPWAVE Car Care

Fei Ku Wu Rao Men's Clothing

Toe Dance Slipper Retail Store

Obriens

LuYan Tea

JinDingXuan

Veken home textile

Life Style lighting fixture

Origus

Scared Face Novel

Octmami

Tong Que Tai

International Youth Innovation Games

FIELD

中网在线 Online

Illustration of Clients

Well known and high quality customers from different industries

昭德茶业
ZHAODE TEA
Tea

ABIE
American Baby
ABIE

MENDALE
梦洁家纺
Mendale

Super 8

Sesame Street English

VOIT 沃特
VOIT

Gigo
智高
Gigo

万联国萃珠宝城
Jewelry

PURE FISHING
Pure Fishing

华大1号街
HuaDa real estates

SHERi 喜丽
Sheri

KENJMI
Kenjmi

山姆大叔英语
UNCLE SAM ENGLISH
Uncle Sam English

ANTA
Anta

Yogurtgarden
优格花园
Yogur Garden Ice cream

Global Partners

IFA
INTERNATIONAL FRANCHISE ASSOCIATION
Franchising
Building local businesses, one opportunity at a time.
MEMBER

MRCA
MALAYSIAN RETAILER-CHAINS ASSOCIATION
馬來西亞連鎖協會

CAPT
China Association of Planning Tactics
中国策划协会

美国斯坦福大学与北京大学国际创新人才发展交流项目
Stanford University and Peking University International Innovation Talent Development Exchange Program

国际青年创新大赛
International Youth Innovation Games

台灣連鎖加盟促進協會
Association of Chain and Franchise Promotion, Taiwan.

中国电子企业协会
HTTP://WWW.CEEA.ORG.CN

CECA
中国电子商务协会

Baidu 百度

sina 新浪

ZHONGGUANCUN LISTED COMPANIES ASSOCIATION
中关村上市公司协会

Overall Summary

- The world's first B2B Internet technology company providing value-added information for O2O (online to offline) sales expansion service
- Our core competence is to generate specific sales leads by consolidating information from omni-channels through cloud technology and use leads to help enterprises to expand in China
- Simple business and revenue model while providing extended value-added services for future growth.
- China's national economic policy and its demands of SME (small business) transformation are growth drivers for ChinaNet

ChinaNet 2014-2017

We have offices in seven provinces :

Beijing,
Fujian,
Zhejiang
Guangzhou
Shanghai
Hubei
Anhui


HEILONGJIANG
JILIN
XINJIANG
GANSU
NEIMENGGU
QINGHAI
XIZANG
JIANGSU
ANHUI
HUNAN
YUNNAN
GUANGXI
AOMEN
HAINAN

We plan to expand our offices to 12 major cities in 3 years.

Thank you !

ChinaNet-Online Management
ir@chinanet-online.com